Exhibit 10.1
NOTARY PUBLIC
Orrego Luco 0153
Telephone:2441361 - Fax 2517200
Providencia
E-mail: rstone@notaria-avello.cl

RSR  ENTRY NO. 8970-2011
OT  282429

PROMISE OF PURCHASE AGREEMENT

BENITO ALFONSO FERRER HENRÍQUEZ

TO

SANTA TERESA MINERALS S.A

 ******************

In SANTIAGO de CHILE, on May 6, 2011, before me, EDUARDO AVELLO CONCHA, Incumbent Notary Public and head of the 27th Notary’s Office of Santiago, domiciled at calle Orrego Luco No. zero, one hundred fifty-three, Providencia, there appear the promising seller, BENITO ALFONSO FERRER HENRÍQUEZ, a Chilean miner, married, with national ID card number six million three hundred fifteen thousand thirty, dash three, temporarily domiciled at Pasaje Los Luceros No. 3, San Esteban, Los Andes, Fifth Region; and the promising buyer, the company "SANTA TERESA MINERALS S.A.", with Taxpayer ID number seventy-six million twenty six thousand seven hundred eighty-five thousand, dash six, represented for all purposed of this agreement by JUAN CARLOS CAMUS VILLEGAS, a Chilean engineer, married, with national ID card No. four million eight hundred eighty-nine thousand three hundred thirty-six dash eight, both of whom are domiciled at Bascuñan Guerrero No. 530. Santiago. The appearing parties are of age and they prove their identities by means of the corresponding identity cards, and they declare: FIRST: Benito Alfonso Ferrer Henriquez owns fifty shares of the Legal Mining Company “Teresita uno al veinte Sociedad Legal Minera uno al veinte de Peumo”, recorded at the back of folio fifteen of the Discovery Registry of the Mine Custody Department in Peumo, in 1993. This company owns the mining property called “Teresita uno de veinte” recorded in the Property Registration Office of the Mine Custody Department of Peumo, on folio forty two, number eight, of 1995. The promising seller also owns fifty shares of the Legal Mining Company “Los Pinos uno de teinta de Peuno" recorded at the back of folio six of the Discovery Registry of the Mine Custody Department of Peumo, of 1992.  The company owns the mining property called “Los Pinos uno de treinta" recorded under its own name on page twenty nine, number eleven, of the Mine Property Registry of the Mine Custody Department of Peuno, of 1995. - SECOND: In turn, Benito Alfonso Ferrer Herníquez hereby acquires the remaining fifty shares from his partner Isidoro Ernesto Quiroga Moreno, and the purchase and transfer transaction shall be completed and formalized no later than sixty days

EDUARDO AVELLO CONCHA
NOTARY PUBLIC
Orrego Luco 0153
Telephone: 2441361 - Fax 2517200
Providencia
E-mail: rstone@notaria-avelIo.cl

after the execution thereof. Once the purchase transaction has been executed, a term shall be established for the two aforementioned legal mining companies after which they shall be dissolved, and Benito Alfonso Ferrer Henríquez shall become the sole and exclusive owner of the mining property specified in clause one.- THIRD: Benito Alfonso Ferrer Henríquez  hereby promises to sell, assign and transfer to the company “Santa Teresa Minerals S.A.”, and “Santa Teresa Minerals S.A.” promises to buy and acquire form Benito Alfonso Ferrer Henriquez, seventy percent of the rights of ownership over the abovementioned mining property called “Teresita uno al veinte” and “Los Pinos uno al treinta”.- FOURTH: The promised purchase price shall be one million two hundred thousand US dollars as follows: One) At the time of the execution of the purchase agreement, the amount of two hundred thousand dollars; Two) Six months from the execution of the purchase agreement, the amount of one hundred thousand dollars; Three) Twelve months from the execution of the purchase agreement, the amount of one hundred thousand dollars; Four) Eighteen months from the execution of the purchase agreement, the amount of one hundred thousand dollars; Five) Twenty four months from the execution of the purchase agreement, the amount of two hundred thousand dollars;  Six) Thirty months from execution of the purchase agreement, the amount of two hundred thousand dollars; and Seven) Thirty six months from execution of the purchase agreement, the amount of three hundred thousand dollars.- FIFTH: The mine property rights subject matter of this agreement shall be sold free from any mortgage, encumbrance, prohibitions, garnishments and actions, being the seller responsible for its remedy pursuant to the law.- SIXTH: The material delivery of the properties shall be performed after the execution of the promised agreements, free from any occupants of any kind.- SEVENTH: The agreement shall be executed within a maximum term of sixty days from said date.- EIGHTH: The percentage that shall be retained by Benito Alfonso Ferrer Henríquez which shall amount to thirty shares of the legal mining corporations that shall be incorporated by operation of law shall be "released". Therefore, the seller or whoever owns these shares shall not be obliged to make any payments or contribution for the maintenance of the mining property nor for the exploration or exploitation of the property. NINTH In the event that any of the parties do not wish to execute the agreement upon expiration of the term set forth in clause eight above, by its own action or fault it shall pay the other complying party or the party willing to comply the amount of two hundred thousand American Dollars as compensation and advanced payment for the damages that failing to comply with these obligations causes to the other party. TENTH: It is an essential condition for the execution of this agreement that Benito Alfonso Ferrer Henríquez previously acquires fifty shares of each of the legal mining corporations detailed in clause one of this document from Isidoro Quiroga Moreno. ELEVENTH: For all

EDUARDO AVELLO CONCHA
NOTARY PUBLIC
Orrego Luco 0153
Telephone: 2441361 - Fax 2517200
Providencia
E-mail: rstone@notaria-avelIo.cl

the legal purposes of this agreement, the parties establish their domiciled in the city of Santiago and agree to subject themselves to the jurisdiction of its courts.  The holder of this certified copy is empowered to request the necessary registrations and certifications.  This deed has been drafted according to the minutes written by the lawyer Luis Fernando Ureta Álamos.   After having read the agreement and agreeing with its contents the appearing parties sign it. A copy is provided. - I ATTEST.-
[Fingerprint and signature]
BENITO ALFONSO FERRER HENRIQUEZ
[Fingerprint and signature]
SANTA TERESA MINERALS S.A. represented by
Juan Carlos Camus Villegas